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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported): December 1, 1998


                              Neoprobe Corporation
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                    0-26520                        31-1080091
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(State or Other Jurisdiction     (Commission                     (IRS Employer
    of Incorporation)            File Number)               Identification No.)


425 Metro Place North, Suite 300, Dublin, Ohio                          43017
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (614) 793-7500



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.
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         On December 1, 1998, after discussions between the Registrant and
PricewaterhouseCoopers ("PWC"), the Registrant's principal accountant, the parties agreed that PWC would not conduct the Registrant's 1998 fiscal year-end audit. Discussions between the parties were initiated by PWC; however, during the registrant's two most recent fiscal years and subsequent interim periods, no reports or financial statements issued by PWC contained an adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the Registrant's two most recent fiscal years and subsequent interim periods there were no disagreements between the Registrant's management and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreements in connection with PWC's reports. KPMG Peat Marwick LLP was engaged as the Registrant's principal accountants on December 7, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Financial Statements of Business Acquired.

         Not applicable.

         (b)  Pro Forma Financial Information.

         Not applicable.

         (c)  Exhibits.

(16)     LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

         Exhibit 16.

         Letter from PricewaterhouseCoopers LLP dated December 7, 1998 to the Securities and Exchange Commission.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NEOPROBE CORPORATION



Date:    December 7, 1998                     By:  /s/ David C. Bupp
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                                                  David C. Bupp, Chief Executive
                                                    Officer and President